SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2004

AEOLUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-50481	56-1953785
(Commission File Number)	(IRS Employer ID Number)

P.O. Box 14287

79 T. W. Alexander Drive

4401 Research Commons, Suite 200

Research Triangle Park, North Carolina 27709

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 558-8688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On December 2, 2004, the Company amended the Employment Agreement with its Executive Vice President and Chief Financial Officer, Richard W. Reichow. The amendment provides that after April 30, 2005, which is the current expiration date of Mr. Reichow’s employment agreement, the employment agreement will continue on a month-to-month basis, which may be terminated at any time upon 30 days notice. If the agreement is terminated by the Company or if Mr. Reichow’s employment is terminated by the Company for any reason, other than for just cause, Mr. Reichow shall be entitled to and receive the severance benefits provided for in the agreement.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 10.111	Amendment to Employment Agreement between Aeolus Pharmaceuticals, Inc. and Richard W. Reichow, dated December 2, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AEOLUS PHARMACEUTICALS, INC.

Date: December 3, 2004

/s/ Richard W. Reichow
Richard W. Reichow
Executive Vice President and Chief Financial Officer

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